UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

Invesco Ltd.
(Exact name of registrant as specified in its charter)

Bermuda				001-13908	98-0557567
(State or Other Jurisdiction of Incorporation)				(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Spring Street NW,	Suite 2500,	Atlanta,	GA		30309
(Address of principal executive offices)					(Zip Code)

(404) 892-0896
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.20 par value	IVZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual General Meeting of the Shareholders of Invesco Ltd. (the “Annual General Meeting”) was held on May 21, 2026. Proxies for the Annual General Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Invesco Ltd. Board of Directors’ solicitation. At this meeting, the shareholders were requested to: (1) elect eleven members of the Invesco Ltd. Board of Directors, (2) approve, on an advisory, non-binding basis, the compensation paid to the named executive officers of Invesco Ltd. (the “Company”) as disclosed in the Company’s proxy statement, (3) appoint the independent registered public accounting firm for the fiscal year ending December 31, 2026, and (4) amend the Company’s Fourth Amended and Restated Bye-Laws to allow shareholders to remove a director with or without cause, all of which were described in the Company’s proxy statement.

The following actions were taken by the Company’s shareholders with respect to each of the foregoing items:

1. Election of Board of Directors. All the nominees for director were elected. With respect to each nominee, the total number of broker non-votes was 41,396,921. The table below sets forth the voting results for each director.

Name of Nominee	Votes Cast “For”	Votes Cast “Against”	Abstentions
Sarah E. Beshar	340,977,490	3,541,947	9,936,636
Thomas M. Finke	342,265,305	2,518,776	9,671,992
Thomas P. Gibbons	342,148,812	2,635,558	9,671,703
William F. Glavin, Jr.	339,958,523	4,827,554	9,669,996
Elizabeth S. Johnson	342,311,915	2,476,452	9,667,706
Andrew R. Schlossberg	341,890,949	2,853,880	9,711,244
Sir Nigel Sheinwald	339,702,862	5,065,967	9,687,244
Paula C. Tolliver	342,151,144	2,629,180	9,675,749
G. Richard Wagoner, Jr.	335,923,853	8,590,902	9,941,318
Christopher C. Womack	341,990,899	2,789,890	9,675,284
Phoebe A. Wood	336,353,664	8,425,766	9,676,643

2. Advisory vote on executive compensation. The Company’s shareholders approved, on an advisory, non-binding basis, the compensation paid to the Company’s named executive officers. The total number of broker non-votes was 41,396,921. The table below sets forth the voting results.

Votes Cast “For”	Votes Cast “Against”	Abstentions
339,412,197	4,992,802	10,051,074

3. Appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The proposal was approved by shareholders. There were no broker non-votes. The table below sets forth the voting results.

Votes Cast “For”	Votes Cast “Against”	Abstentions
381,290,472	4,813,550	9,748,972

4. Approval of the amendment of the Company’s Fourth Amended and Restated Bye-Laws to allow shareholders to remove a director with or without cause. The proposal was approved by shareholders. The total number of broker non-votes was 41,396,921. The table below sets forth the voting results.

Votes Cast “For”	Votes Cast “Against”	Abstentions
344,481,777	270,164	9,704,132

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Ltd.

By:	/s/ Jeffrey H. Kupor
Jeffrey H. Kupor
Company Secretary
Date: May 22, 2026